Exhibit 99.2
Settlement Term Sheet

This Settlement Term Sheet (this “Term Sheet”) sets forth the principal terms of a proposed comprehensive global settlement of all claims arising from, related to, or in connection with the Maui Windstorm and Fires of August 2023, including the fires in Lahaina, Kula, and Olinda (the “Maui Fires”).
THIS TERM SHEET DOES NOT ADDRESS ALL MATERIAL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY SETTLEMENT AND IS SUBJECT TO FURTHER COMMENT AND NEGOTIATION IN ALL RESPECTS, EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN. THERE WILL BE NO ENFORCEABLE SETTLEMENT UNTIL THE TERMS HAVE BEEN REDUCED TO A DEFINITIVE SETTLEMENT AGREEMENT (THE “SETTLEMENT AGREEMENT”), WHICH WILL SUPERSEDE THIS TERM SHEET.
THIS TERM SHEET HAS BEEN PRODUCED FOR COMPROMISE AND SETTLEMENT PURPOSES ONLY AND IS NOT AN ADMISSION OF LIABILITY OR DAMAGES IN ANY PROCEEDING. IN THE EVENT THE SETTLEMENT DOES NOT OCCUR FOR ANY REASON, THIS TERM SHEET SHALL NOT BE USED AS EVIDENCE IN ANY PROCEEDING FOR ANY PURPOSE, INCLUDING ANY BANKRUPTCY PROCEEDING.

1.Recitals.
(a) This Term Sheet results from a mediation process that extended over several months, overseen by Judge Louis Meisinger (ret.), Judge Daniel Buckley (ret.), and Keith Hunter (collectively, the “Mediators”) who were appointed by the Court as settlement mediators in the Maui Fires Cases, 2CSP-23-57, Dkt. Nos. 470 & 796.
(b) Participants in the mediation included attorneys representing individual and class plaintiffs who have filed (or intend to file) tort and any other claims related to the Maui Fires, whether on an individual, representative, or class basis in state or federal court (collectively, the “IPs” or “Individual Plaintiffs”);1 insurers who have subrogation claims related to the Maui Fires (the “Subrogation Plaintiffs”);2 the State of Hawaii and all of its subdivisions, agencies, and departments (the “State”); the County of Maui (the “County”); Hawaiian Electric Company, Inc., Hawaiian Electric Industries, Inc. and their affiliates
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1 Various IPs have brought suit in individual actions and class actions. IPs references both the individual actions and the class actions in state and federal court.
2 Subrogation Plaintiffs include all plaintiffs in the following actions: Amguard Insurance, et al. v. MECO, et al., No. 1CCV-24-0000068 (Haw. Cir. Ct.); Certain Underwriters at Lloyd's London Subscribing to Policy Number TRIB223061 v. MECO, et al., No. 1CCV-24-0000179 (Haw. Cir. Ct.); Hyundai Marine & Fire Insurance Company, Ltd. v. MECO, et al., No. 1CCV-24-0000437 (Haw. Cir. Ct.); The Dentist Insurance Co. v. MECO, et al., No. 2CCV-24-0000668 (Haw. Cir. Ct.). Subrogation Plaintiffs also include any other insurance carriers with subrogation claims represented by any law firm in those actions.

(“Hawaiian Electric”); the Trustees of the Bishop Estate (“KS”); Spectrum Oceanic, LLC, Charter Communications, Inc., and certain affiliates (“Spectrum”); Cincinnati Bell Inc., Hawaiian Telcom, Inc., and certain affiliates (“Hawaiian Telcom”); and the West Maui Land Company, Inc. and certain affiliates (“West Maui Land”). The State, County, Hawaiian Electric, KS, Spectrum, Hawaiian Telcom, and West Maui Land will collectively be referred to as the “Paying Parties,” and each as a “Paying Party.” Collectively, those listed in this paragraph, except for the Mediators and the Subrogation Plaintiffs, will be referred to as the “Parties.”
(c) The Mediators engaged in multiple in-person and virtual mediation sessions over the course of months. The Mediators made a Mediators’ Proposal that reflected their informed view of the maximum amount that the Paying Parties could fairly and practicably contribute based on the facts and circumstances of the case, including potential exposure, availability of insurance, and limitations on ability to pay. The Mediators proposed that the Paying Parties contribute $4.037 Billion in the aggregate (“Aggregate Settlement Amount”), according to a payment schedule, to reach a global settlement of all Maui Fires Claims (defined below). The Mediators also proposed what each Paying Party’s respective share of the Aggregate Settlement Amount would be.
(d) Contributions to the Aggregate Settlement Amount exhaust available insurance for the payment of Maui Fires Claims and/or include a Paying Party’s own funds.
2.Settlement Overview. Subject to further conditions to be set forth in the Settlement Agreement, the Parties desire to establish a comprehensive global settlement, resolving, releasing, and discharging forever all claims, counterclaims, crossclaims, rights, disputes, and causes of action of any kind or nature whatsoever, whether asserted or unasserted, known or unknown, suspected or unsuspected, fixed or contingent, in contract, statute, tort, equity, or otherwise, accrued or unaccrued, direct, or indirect, arising or resulting in any way from the Maui Fires (“Maui Fires Claims”).3 To that end, the Paying Parties have agreed with the IPs to establish a comprehensive global settlement fund in the amount of the Aggregate Settlement Amount. Subject to further conditions set forth in this Term Sheet and to be set forth fully in the Settlement Agreement, the settlement must fully resolve all Maui Fires Claims, including those that have been brought or could have been brought by the Subrogation Plaintiffs, any other insurers or entities with subrogation claims, and any relevant federal agency or department.
3.Amounts to Be Contributed to the Settlement. Subject to the conditions set forth in this Term Sheet and the Settlement Agreement, the Paying Parties will collectively fund the Aggregate Settlement Amount, with each Paying Party’s respective share of the Aggregate Settlement Amount being that agreed upon by that Paying Party with the Mediators. Each Paying Party’s contribution to the One Ohana Fund, shall be a credit to its total individual
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3 For the avoidance of doubt, the Maui Fires Claims exclude derivative and securities claims asserted in the following cases: Bhangal v. HEI, et al., No. 3:23-cv-04332 (N.D. Cal.); Rice v. Connors, et al., No. 1CCV-23-0001181 (Haw. Cir. Ct.); In re Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc. Derivative Litigation, No. 3:23-cv-06627 (N.D. Cal.); Faris v. Seu, et al., No. 1:24-cv-00247 (D. Haw.); Assad v. Seu, et al, No. 1:24-cv-00164 (D. Haw.).

settlement payment obligation hereunder, and the Aggregate Settlement Amount includes such contributions. The $4.037 Billion Aggregate Settlement Amount is based on the Mediators’ Proposal, which includes provisions contemplating that one or more Paying Party will make its contributions over time. For any Paying Party who the Mediators’ Proposal contemplates making its contributions over time, in the event that the IPs agree with such Paying Party to accelerate that Paying Party’s contributions to the Aggregate Settlement Amount, with a corresponding reduction in the nominal value of that Paying Party’s total contribution, the Aggregate Settlement Amount will be reduced accordingly. In other words, the Aggregate Settlement Amount may be less than $4.037 Billion if payments are accelerated by agreement.

Table A

Paying party	Signature Page
State	Exhibit A
County	Exhibit B
Hawaiian Electric	Exhibit C
KS	Exhibit D
Spectrum	Exhibit E
Hawaiian Telcom	Exhibit F
West Maui Land	Exhibit G

4.Agreement or Judgment Resolving Subrogation Claims. The Settlement Agreement shall provide that as a condition precedent to any obligations of the Paying Parties under the Settlement Agreement, in addition to all other requirements and conditions in the Settlement Agreement, one of the following two conditions (under sub-point (a) or sub-point (b)) must be met within 90 days from mutual execution and delivery of the Term Sheet:
(a) each and every Subrogation Plaintiff enters into a written agreement that provides for releases of all Maui Fires Claims against the Paying Parties and other related parties, and that agreement, including a list of all insurers who are parties to it, is provided to the Paying Parties, in which case no further conditions under paragraph 4(b) must be satisfied; or
(b) a trial court enters a judgment, order, or opinion determining that if the Settlement Agreement between the IPs and the Paying Parties becomes effective,
(i) the Subrogation Plaintiffs’ exclusive remedy for any Maui Fires Claims would be asserting liens, if any, against their policyholders for their respective shares of the Aggregate Settlement Amount, and
(ii) the Subrogation Plaintiffs would be barred from bringing or maintaining any Maui Fires Claims against the Paying Parties,

Provided that within nine months from the date of each judgment, order, or opinion under (b), either
(x) each and every Subrogation Plaintiff enters into a written agreement that provides for releases of all Maui Fires Claims against the Paying Parties and other related parties, and that agreement, including a list of all insurers who are parties to it, is provided to the Paying Parties; or
(y) each such judgment, order or opinion under (b) is rendered final and unappealable.
(c) The Parties will use best efforts to obtain, within 90 days or as soon thereafter as possible, from each trial court where any Subrogation Plaintiff’s claim has been filed, judgments, orders, or opinions dismissing with prejudice all claims by Subrogation Plaintiffs against the Paying Parties. The Settlement Agreement shall provide, in addition to all other requirements and conditions in the Settlement Agreement, that all claims brought by any insurer against any Paying Party for subrogation arising out of the Maui Fires shall be dismissed with prejudice in a final and unappealable order prior to the Initial Payment Due Date (as defined in Paragraph 9).
(d) For purposes of this paragraph 4, a judgment, order or opinion is rendered final and unappealable if any of the following occurs: (aa) all parties with a right to appeal that order, judgment or opinion waive their right to do so; (bb) the time to appeal expires with no appeal filed; or (cc) the judgment, order, or opinion is affirmed by an appellate court with no further possibility of appeal. The Paying Parties agree to join in any lawful and reasonable motions for expediting appellate review of each of the trial court’s judgments, orders or opinions under paragraph (b).
(e) IPs will promptly notify the Paying Parties if, in their judgment, the conditions of paragraph 4(a) or 4(b) have been satisfied. The Paying Parties shall thereafter promptly notify the IPs if, in the Paying Parties’ reasonable judgment, the conditions in paragraph 4(a) or 4(b) have been satisfied. If the Paying Parties contend that the conditions have not been satisfied, and the IPs dispute that determination, the issue shall be discussed further with the assistance of the Mediators.
5.Indemnity. The Settlement Agreement will require each IP who receives a payment to indemnify the Paying Parties with respect to any individual liens asserted by any subrogated insurer against that IP arising out of or relating to the Maui Fires.
6.Further Negotiation. The Parties, with the assistance of the Mediators, intend to memorialize the terms described in this Term Sheet in the Settlement Agreement. The Settlement Agreement will include a form(s) of release. That release will include a full and complete release in favor of the Paying Parties and their affiliates and related parties of all Maui Fires Claims that have been or could be asserted by, among others, all persons, companies or organizations who have asserted or could assert such claims, including individual plaintiffs and settlement class member-plaintiffs, any insurer or entity that has or may seek subrogation, all other Paying Parties, and all potentially relevant federal agencies or departments to be identified in the Settlement Agreement. State, federal, and County releases are an indispensable part of this Settlement Agreement. The Settlement Agreement also will provide for all Paying Parties to execute releases in favor of all other Paying Parties and related parties.
7.The Settlement Agreement shall establish a framework to ensure it resolves and releases all Maui Fires Claims of any kind, including claims for damages, equitable relief, subrogation, lien payments, attorneys’ fees, expert fees, costs and all remedies and amounts of any kind, and including all subrogation claims by insurers that have been or could be brought, whether or not Subrogation Plaintiffs. The Settlement Agreement will require represented IPs to provide the names of any insurers for property loss or business interruption that have paid them any sums arising out of or related to the Maui Fires and the amount of such payments. The Settlement Agreement will address the terms of the indemnity referenced in paragraph 5, the extent of any permitted opt outs, the requirements to opt out of the class, and required participation thresholds for agreed categories of claimants. Any and all amounts payable to any permitted opt outs from the class by Paying Parties shall be paid from the Aggregate Settlement Amount. The class settlement must address and provide for settlement and release of all putative class members’ claims and provide a claims bar. For avoidance of doubt, this Term Sheet does not constitute any release of any claim that an Individual Plaintiff may have. The Settlement Agreement will set forth the conditions for releases—for example, any IPs who are not bound by a class settlement will retain the ultimate authority to settle their claims.
8.Stay of Litigation. Within 3 days following execution of this Term Sheet by all Parties, the Parties will jointly request each court in which their Maui Fires Claims are pending to stay further proceedings, including expert reports, discovery, and motions, and to vacate all trial and pre-trial dates. This stay does not apply to (a) claims, motions, or actions in any case that serve to resolve any disputes between or among Subrogation Plaintiffs, individual plaintiffs, or the plaintiff classes, (b) cases initiated by Subrogation Plaintiffs, and (c) proceedings in any case to approve and implement the Settlement Agreement. The Parties reserve all rights to request a lifting of the stay and the scheduling of new trial and pre-trial dates if the Settlement Agreement is not executed by November 1, 2024, or if the Settlement Agreement does not become effective by a date set forth therein.
9.Further Conditions to Settlement. No payment will be due until 30 calendar days after all conditions set forth in the Settlement Agreement have been met, including that the Paying Parties have obtained any necessary approvals. The date resulting from application of the first sentence shall be referred to herein as the “Initial Payment Due Date.” All Maui Fires Claims shall be dismissed within ten days of the Initial Payment Due Date. The releases referenced in this Term Sheet shall be effective on the Initial Payment Due Date, and the Settlement Agreement shall set forth the remedies available to IPs for a failure of any Paying Party to make required payments as and when due.

[Signature Pages Follow As Exhibits A through H]

EXHIBIT A

The State of Hawaii and all of its subdivisions, agencies, and departments, together the “State,” hereby accept the terms of this Term Sheet.
The State will make its contribution in four equal installments, paid annually, with the first installment due on or before the Initial Payment Due Date, subject to approval by the Legislature.

State of Hawaii

By:	/s/ Anne E. Lopez

	Name:	Anne E. Lopez
	Title:	Attorney General of Hawaii
	Date:	Aug 1, 2024

EXHIBIT B

The County of Maui hereby accepts the terms of this Term Sheet.

County of Maui

By:	/s/ Richard T. Bissen Jr.

	Name:	Richard T. Bissen Jr.
	Title:	Mayor, County of Maui
Date:

Approved as To Form

By:	/s/ Victoria Takayesu-Hamilton

	Name:	Victoria Takayesu-Hamilton
	Title:	Corporation Counsel, County of Maui
Date:

EXHIBIT C

Hawaiian Electric Industries, Inc. and Hawaiian Electric Company, Inc, together “Hawaiian Electric,” hereby accept the terms of this Term Sheet.4 Unless the IPs and Hawaiian Electric agree to a different payment schedule, Hawaiian Electric will make its contribution to the Aggregate Settlement Amount according to the following schedule:
Hawaiian Electric will make its contribution in four equal installments, paid annually, with the first installment due on or before the Initial Payment Due Date.

Hawaiian Electric Industries, Inc.

By:	/s/ Scott Seu

	Name:	Scott Seu
	Title:	President and CEO
	Date:	8/2/2024

Hawaiian Electric Company, Inc.

By:	/s/ Shelee Kimura

	Name:	Shelee Kimura
	Title:	President and CEO
	Date:	8/2/2024

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4 As affiliates of Hawaiian Electric, Maui Electric Company, Limited, and Hawaiian Electric Light Company, Inc., will also be released from all Maui Fires Claims, although they are not parties to the Settlement Agreement.

EXHIBIT D
Trustees of the Estate of Bernice Pauahi Bishop, Elliot Kawaiho‘Olana Mills, Crystal Kauilani Rose, Jennifer Noelani Goodyear-Ka‘ōpua, Michelle Ka‘uhane, and Robert K.W.H. Nobriga, (collectively, “Kamehameha Schools” or “KS”) hereby accept the terms of this Term Sheet.5 Unless the IPs and KS agree to a different payment schedule, KS will make its contribution to the Aggregate Settlement Amount according to the following schedule:
KS will make its contribution in four equal installments, paid annually, with the first installment due on the Initial Payment Due Date.

Kamehameha Schools

By:	/s/ Livingston “Jack” Wong

	Name:	Livingston “Jack” Wong
	Title:	CEO
	Date:	8/2/2024

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5 Trustees Not Personally Liable. This instrument has been executed on behalf of the Trustees of the Estate of Bernice Pauahi Bishop in their fiduciary capacities as said Trustees, and not in their individual capacities. No personal liability or obligation under this instrument shall be imposed or assessed against said Trustees in their individual capacities.

EXHIBIT E

Spectrum Oceanic, LLC, Charter Communications, Inc., and certain affiliates, together “Spectrum,” hereby accept the terms of this Term Sheet.

Spectrum Oceanic, LLC

By:	/s/ Bronwyn F. Pollock

	Name:	Bronwyn F. Pollock
	Title:	Partner, Mayer Brown LLP, Attorneys
for Spectrum Oceanic, LLC, Charter
Communications, Inc., and certain affiliates
	Date:	August 1, 2024

Charter Communications, Inc.

By:	/s/ Bronwyn F. Pollock

	Name:	Bronwyn F. Pollock
	Title:	Partner, Mayer Brown LLP, Attorneys
for Spectrum Oceanic, LLC, Charter
Communications, Inc., and certain affiliates
	Date:	August 1, 2024

EXHIBIT F

Cincinnati Bell Inc., Hawaiian Telcom, Inc., and certain affiliates, together “Hawaiian Telcom,” hereby accept the terms of this Term Sheet.

Cincinnati Bell Inc.

By:	/s/ Mary Talbott

	Name:	Mary Talbott
	Title:	Chief Legal Officer
Date:

Hawaiian Telcom, Inc.

By:	/s/ Les Ueoka

	Name:	Les Ueoka
	Title:	Associate General Counsel and Assistant
Secretary
Date:

EXHIBIT G

West Maui Land Company, Inc., Peter Klint Martin, Individually and as Trustee of the Peter Klint Martin Revocable Trust, Peter Klint Martin Revocable Trust, Launiupoko Irrigation Company, Inc., Launiupoko Water Company, Inc., Launiupoko Water Development LLC, Hope Builders Holding LLC, Hope Builders LLC nka Hope Builders, Inc., Kauaula Land Company LLC, Kipa Centennial, LLC, Wainee Land & Homes, LLC, Makila Land Co., LLC, Makila Ranches Inc., Olowalu Elua Associates LLC, Donna Poseley, Individually and as Personal Representative of the Estate of Douglas Poseley, Jeanne Riley, Trustee of the Jeanne Riley Trust and Successor Trustee of the James Riley Trust, Makila Ranches Homeowners Association, Inc., JV Enterprises, LLC (collectively, “West Maui Land”) hereby accept the terms of this Term Sheet. West Maui Land will make its contribution on or before the Initial Payment Date.

West Maui Land Company, Inc.

By:	/s/ Glenn Tremble

	Name:	Glenn Tremble
	Title:	Its Secretary/Treasurer
Date:

[Affiliate Signatures not included]

EXHIBIT H

Without restricting the ability of any undersigned counsel to arrive at an independent professional judgment as to the acceptability of a settlement for a particular client, the undersigned counsel are informed and believe that the Aggregate Settlement Amount is an acceptable and appropriate amount to be divided among those entitled to receive any share of the proceeds of the global settlement contemplated by this Term Sheet, inclusive of any attorneys’ fees, expert fees, and costs and amounts to be distributed to their respective clients and to other persons (e.g., absent class members and the Subrogation Plaintiffs) under the conditional global settlement detailed above.

/s/ Cynthia K. Wong
Name:	Cynthia K. Wong
Title:	Liaison Counsel for Individual Action
Plaintiffs
Date:	August 1, 2024

/s/ Jesse Max Creed
Name:	Jesse Max Creed
Title:	Liaison Counsel for Individual Action
Plaintiffs
Date:	August 1, 2024

/s/ Jacob Lowenthal
Name:	Jacob Lowenthal
Title:	Liaison Counsel for Individual Action
Plaintiffs
Date:	August 1, 2024

/s/ Jan K. Apo
Name:	Jan K. Apo
Title:	Liaison Counsel for Individual Action
Plaintiffs
Date:	August 1, 2024

/s/ Alexander “Trey” Robertson, IV
Name:	Alexander “Trey” Robertson, IV
Title:	Class Counsel in the Consolidated Class
Complaint In Re: Lahaina Fire Cases, USDC Case
No. 1:24-cv-00259-JAO-BMK
Date:	August 1, 2024